SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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☒	Definitive Information Statement

FAIRWIND ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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FAIRWIND ENERGY, INC.

32932 Pacific Coast Highway, #14-254

Dana Point, California 92629

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is first being furnished on or about June 27, 2019, to the holders of record as of the close of business on June 27, 2019, of the common stock of FairWind Energy, Inc., a Nevada corporation (“FairWind Energy”).

The Board of Directors of FairWind Energy and 1 stockholder holding an aggregate of 18,468,000 shares of common stock issued and outstanding as of June 17, 2019, have approved and consented in writing in lieu of a special meeting of the Board of Directors and a special meeting of the stockholders to the following actions:

(1)	The approval of a 1,000-for-1 reverse stock split of the issued and outstanding shares of our common Stock; and

(2)	The approval of an Amendment to our Articles of Incorporation to change the name our company to Agentix Corp.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding common stock and are sufficient under the Nevada Revised Statutes (“NRS”) and FairWind Energy’s Articles of Incorporation and Bylaws to approve the actions. Accordingly, the actions will not be submitted to the other stockholders of FairWind Energy for a vote, and this Information Statement is being furnished to stockholders to provide them with certain information concerning the action in accordance with the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the regulations promulgated thereunder, including Regulation 14C.

ACTIONS BY BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDER

GENERAL

FairWind Energy will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. FairWind Energy will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of FairWind Energy’s common stock.

FairWind Energy will only deliver one Information Statement to multiple security holders sharing an address unless FairWind Energy has received contrary instructions from one or more of the security holders. Upon written or oral request, FairWind Energy will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: FairWind Energy, Inc., 32932 Pacific Coast Highway, #14-254, Dana Point, California 92629, Attn: Robert Whalen, Secretary. Mr. Whalen may also be reached by telephone at (949) 933-5411.

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INFORMATION ON CONSENTING STOCKHOLDERS

Pursuant to FairWind Energy’s Bylaws and the Nevada Revised Statutes (“NRS”), a vote by the holders of at least a majority of FairWind Energy’s outstanding capital stock is required to effect the action described herein. FairWind Energy’s Articles of Incorporation, as amended, does not authorize cumulative voting. As of June 17, 2019, FairWind Energy had 20,570,406 shares of common stock issued and outstanding. The voting power representing not less than 10,285,204 shares of common stock is required to pass any stockholder resolutions. The consenting stockholder is the record and beneficial owner of 18,468,000 shares of common stock, which represents approximately 90.0% of the issued and outstanding shares of FairWind Energy’s common stock. Pursuant to Chapter 78.320 of the NRS, the consenting stockholders voted, with the Board of Directors, in favor of the actions described herein in a joint written consent, dated June 17, 2019. No consideration was paid for the consent. The consenting stockholders’ names, affiliation with FairWind Energy, and their beneficial holdings are as follows:

Name	Beneficial Holder and Affiliation	Shares Beneficially Held	Percentage

Michael Winterhalter (1)	Greater than 10% holder of common stock	18,468,000 shares of common stock	90.0% (common stock)

___________

(1) Appointed President and Chief Executive Officer, Treasurer and Chairman of the Board of Directors, on April 18, 2013. Appointed Secretary on April 18, 2013 and resigned as Secretary on June 2, 2013. Appointed Secretary on November 14, 2018. Resigned as President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 10, 2019.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None.

PROPOSALS BY SECURITY HOLDERS

None.

DISSENTERS RIGHTS OF APPRAISAL

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 17, 2019, certain information regarding the ownership of FairWind Energy’s capital stock by each director and executive officer of FairWind Energy, each person who is known to FairWind Energy to be a beneficial owner of more than 5% of any class of FairWind Energy’s voting stock, and by all officers and directors of FairWind Energy as a group. Unless otherwise indicated below, to FairWind Energy’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of June 17, 2019, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 20,570,406 shares of common stock issued and outstanding on a fully diluted basis, as of June 17, 2019.

Title of Class	Name and Address of Beneficial Owner (5)	Amount and Nature of Beneficial Ownership	Percent of Common Stock (1)

Common Stock	Michael Winterhalter (2)	18,468,000	90.0%
Common Stock	Scott Stevens (3)	-0-	-0-
Common Stock	Robert Whalen (4)	-0-	-0-
All directors and executive officers as a group (2 persons)		18,468,000	-0-%

______________

(1)	As of June 17, 2019, we had 20,570,406 shares of common stock outstanding.
(2)

Appointed President and Chief Executive Officer, Treasurer and Chairman of the Board of Directors, on April 18, 2013. Appointed Secretary on April 18, 2013 and resigned as Secretary on June 2, 2013. Appointed Secretary on November 14, 2018. Resigned as President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 10, 2019.

(3)	Appointed President and director on June 10, 2019.
(4)	Appointed Secretary, Treasurer and director on June 10, 2019.
(5)	Unless otherwise noted, the address of each person listed is c/o FairWind Energy, 32932 Pacific Coast Highway, #14-254, Dana Point, California 92629.

EXECUTIVE COMPENSATION

The following table sets forth information regarding each element of compensation that we paid or awarded to our named executive officers for the fiscal years ended August 31, 2018 and 2017:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation ($)	All Other Compensation ($)	Total ($)

Michael Winterhalter (1)	2018	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Scott Thomas (2)	2018	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2017	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1)

Appointed President and Chief Executive Officer, Treasurer and Chairman of the Board of Directors, on April 18, 2013. Appointed Secretary on April 18, 2013 and resigned as Secretary on June 2, 2013. Appointed Secretary on November 14, 2018. Resigned as President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 10, 2019.

(2)	Appointed Vice President, Secretary and Director on June 2, 2013. Resigned as Vice President, Secretary and director on November 14, 2018.

Employment Agreements

We have no employment agreement with any person.

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Stock Option Grants

The following table sets forth certain information concerning outstanding stock awards held by our officers and our directors as of the fiscal year ended August 31, 2018:

		Option Awards					Stock Awards
Name	Year	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Michael Winterhalter (1)	2018	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

Scott Thomas (2)	2018	-0-	-0-	-0-	-0-	N/A	-0-	-0-	-0-	-0-

__________________

(1)

Appointed President and Chief Executive Officer, Treasurer and Chairman of the Board of Directors, on April 18, 2013. Appointed Secretary on April 18, 2013 and resigned as Secretary on June 2, 2013. Appointed Secretary on November 14, 2018. Resigned as President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 10, 2019.

(2)	Appointed Vice President, Secretary and Director on June 2, 2013. Resigned as Vice President, Secretary and director on November 14, 2018.

Option Exercises and Fiscal Year-End Option Value Table.

There were no stock options exercised by the named executive officers as of the end of the fiscal period ended August 31, 2018.

Other Compensation

There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of our company in the event of retirement at normal retirement date as there was no existing plan as of the end of the fiscal period ended August 31, 2018, provided for or contributed to by our company.

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Director Compensation

The following table sets forth director compensation for the fiscal year ended August 31, 2018:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael Winterhalter (1)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Scott Thomas (2)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Eric Krogius (3)	-0-	-0-	-0-	-0-	-0-	-0-	-0-
Robert Drust (4)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

______________

(1)

Appointed President and Chief Executive Officer, Treasurer and Chairman of the Board of Directors, on April 18, 2013. Appointed Secretary on April 18, 2013 and resigned as Secretary on June 2, 2013. Appointed Secretary on November 14, 2018. Resigned as President and Chief Executive Officer, Secretary, Treasurer and Chairman of the Board of Directors on June 10, 2019.

(2)	Appointed Vice President, Secretary and Director on June 2, 2013. Resigned as Vice President, Secretary and director on November 14, 2018.
(3)	Appointed director on June 2, 2013. Resigned as director on June 10, 2019.
(4)	Appointed director on June 2, 2013. Resigned as director on June 10, 2019.

Directors of our company who are also employees do not receive cash compensation for their services as directors or members of the committees of the Board of Directors. All directors may be reimbursed for their reasonable expenses incurred in connection with attending meetings of the Board of Directors or management committees.

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Securities Authorized for Issuance under Equity Compensation Plans

FairWind Energy has no equity compensation plans.

CHANGE IN CONTROL

To the knowledge of management, there are no present arrangements or pledges of securities of FairWind Energy which may result in a change in control of FairWind Energy

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDER

The following action was taken based upon the unanimous recommendation of the Board of Directors and the written consent of the consenting stockholders:

I. ONE THOUSAND-FOR-ONE REVERSE STOCK SPLIT

On June 17, 2019, the Board of Directors and the consenting stockholder adopted and approved a resolution to effect a reverse stock split of all issued and outstanding shares of common stock of FairWind Energy, at a ratio of one thousand-for-one (1,000:1) (the “Reverse Stock Split”). Under Rule 14c-2, promulgated pursuant to the Securities Exchange Act of 1934, as amended, the Reverse Stock Split shall be effective twenty (20) days after this Information Statement is mailed to stockholders of FairWind Energy, which date we anticipate to be on or about July 16, 2019.

A table illustrating the impact of the Reverse Stock Split and resulting increase in authorized shares is as follows:

	Number of shares of common stock issued and outstanding	Number of shares of common stock authorized in Articles of Incorporation(1)	Number of shares of common stock authorized and reserved for issuance	Number of shares of common stock authorized but unreserved for issuance

Before Reverse Stock Split	20,570,406	50,000,000	-0-	29,429,594
After Reverse Stock Split	20,570	50,000,000	-0-	49,979,430

_____________

(1) The Company also has 25,00,000 shares of preferred stock authorized in its Articles of Incorporation, none of which are issued or outstanding, and after the Reverse Stock Split the Company will have all 25,000,000 shares of preferred stock authorized and reserved for issuance. The Company has no current plan current plans, proposals or arrangements to issue and shares of preferred stock.

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The Board of Directors also reserves the right, notwithstanding stockholder approval and without further action by stockholders, to not proceed with the Reverse Stock Split if the Board of Directors, in its sole discretion, determines that the Reverse Stock Split is no longer in our best interests and that of our stockholders. The Board of Directors may consider a variety of factors in determining whether or not to implement the Reverse Stock Split, including, but not limited to, overall trends in the stock market, recent changes and anticipated trends in the per share market price of the common stock, business and transactional developments, and our actual and projected financial performance.

The reverse split will not change the number of authorized shares of common stock or the par value of FairWind Energy’s common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder of FairWind Energy will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the split.

FairWind Energy has no current plans, proposals or arrangements for the issuance of the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split.

FairWind Energy presently has no plans, proposals, or arrangements to issue any shares of common stock for any purpose whatsoever, including future acquisitions and/or financings.

Purpose

The Board of Directors believed that it was in the best interests of FairWind Energy to implement a Reverse Stock Split on the basis that the high number of issued and outstanding shares of common stock of FairWind Energy would likely not appeal to brokerage firms and that when trading, the current projected per share price level of our common stock will reduce the effective marketability of our common stock because of the reluctance of many brokerage firms to recommend stock to their clients or to act as market-makers for issuers which have an excessive number of shares of common stock issued and outstanding.

Certain Risks Associated with the Reverse Stock Split

The Reverse Stock Split will have possible anti-takeover effects.

Management of FairWind Energy may use the shares that will result from the effective increase in the number of authorized shares that will result from the approved Reverse Stock Split to resist a third-party transaction by, for example, diluting stock ownership of persons seeking to obtain control of FairWind Energy.

There can be no assurance that the total projected market capitalization of FairWind Energy’s common stock after the proposed Reverse Stock Split will be equal to or greater than the total projected market capitalization before the proposed Reverse Stock Split or that the price per share of FairWind Energy’s common stock following the Reverse Stock Split will either exceed or remain higher than the current anticipated per share.

There can be no assurance that the market price per new share of FairWind Energy common stock (the “New Shares”) after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of old shares of FairWind Energy common stock (the “Old Shares”) outstanding before the Reverse Stock Split.

Accordingly, the total market capitalization of FairWind Energy’s common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of FairWind Energy’s common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split. In many cases, the total market capitalization of a company following a Reverse Stock Split is lower than the total market capitalization before the Reverse Stock Split.

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There can be no assurance that the Reverse Stock Split will result in a per share price that will attract investors, and a decline in the market price for FairWind Energy’s common stock after the Reverse Stock Split may result in a greater percentage decline than would occur in the absence of a Reverse Stock Split, and the liquidity of FairWind Energy’s common stock could be adversely affected following a Reverse Stock Split.

The market price of FairWind Energy’s common stock will also be based on FairWind Energy’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of FairWind Energy’s common stock declines, the percentage decline as an absolute number and as a percentage of FairWind Energy’s overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a Reverse Stock Split are lower than they were before the Reverse Stock Split. Furthermore, the liquidity of FairWind Energy’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

FairWind Energy’s common stock trades as a “penny stock” classification which limits the liquidity for FairWind Energy’s common stock.

FairWind Energy’s stock is subject to “penny stock” rules as defined in Rule 3a51-1, promulgated pursuant to the Securities Exchange Act of 1934, as amended. The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. FairWind Energy’s common stock is subject to these penny stock rules. Transaction costs associated with purchases and sales of penny stocks are likely to be higher than those for other securities. Penny stocks generally are equity securities with a price of less than U.S. $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system).

As a result, all brokers or dealers involved in a transaction in which FairWind Energy’s shares are sold to any buyer, other than an established customer or “accredited investor,” must make a special written determination. These Exchange Act rules may limit the ability or willingness of brokers and other market participants to make a market in our shares and may limit the ability of FairWind Energy’s stockholders to sell in the secondary market, through brokers, dealers or otherwise. FairWind Energy also understands that many brokerage firms will discourage their customers from trading in shares falling within the “penny stock” definition due to the added regulatory and disclosure burdens imposed by these Exchange Act rules. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for the common shares in the United States and stockholders may find it more difficult to sell their shares. An orderly market is not assured or implied as to FairWind Energy’s common stock. Nor are there any assurances as to the existence of market makers or broker/dealers for FairWind Energy’s common stock.

Principal Effects of the Reverse Stock Split

In addition to those risk factors noted above, the Reverse Stock Split will have the following effects:

General Corporate Changes – 1,000 Old Shares and owned by a stockholder would be exchanged for 1 New Share and the number of shares of FairWind Energy’s common stock issued and outstanding will be decreased proportionately based on the Reverse Stock Split.

If approved and effected, the Reverse Stock Split will be effected simultaneously for all of FairWind Energy’s issued and outstanding common stock. While the intent is for the proposed reverse split to affect all of FairWind Energy’s stockholders uniformly, the process of rounding up when any of FairWind Energy’s stockholders own a fractional share will result in a non-material change in each stockholder’s percentage ownership interest in FairWind Energy.

The Reverse Stock Split does not materially affect the proportionate equity interest in FairWind Energy of any holder of common stock or the relative rights, preferences, privileges or priorities of any such stockholder.

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Fractional Shares – Any fractional shares of common stock resulting from the reverse split will “round up” to the nearest whole number. No cash will be paid to any holders of fractional interests in FairWind Energy.

Authorized Shares – The reverse split will not change the number of authorized shares of common stock of FairWind Energy, as stated in FairWind Energy’s Articles of Incorporation, as amended.

Accounting Matters – The Reverse Stock Split will not affect the par value of FairWind Energy’s common stock. As a result, as of the effective time of the Reverse Stock Split, the stated capital on FairWind Energy’s balance sheet attributable to FairWind Energy’s common stock will be increased proportionately based on the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is increased. The per share net income or loss and net book value of FairWind Energy’s common stock will be restated because there will be a lesser number shares of FairWind Energy’s common stock outstanding.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

Upon effectiveness of the Reverse Stock Split, each outstanding share of common stock of FairWind Energy will automatically be converted on the effective date at the applicable Reverse Stock Split ratio. It will not be necessary for stockholders of FairWind Energy to exchange their existing stock certificates.

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material federal income tax consequences of the Reverse Stock Split. It does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, non-resident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of Old Shares for New Shares pursuant to the Reverse Stock Split. The aggregate tax basis of the New Shares received in the Reverse Stock Split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the Old Shares exchanged therefor. The stockholder’s holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the Reverse Stock Split.

TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, STOCKHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF FEDERAL TAX ISSUES IN THIS INFORMATION STATEMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY STOCKHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON STOCKHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) STOCKHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

FairWind Energy’s view regarding the tax consequences of the Reverse Stock Split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Reverse Stock Split.

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II. AMENDMENT TO THE ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

On June 19, 2019, the Board of Directors and the consenting stockholders adopted and approved a resolution to effect an amendment to our Articles of Incorporation to change our name from “FairWind Energy, Inc.” to “Agentix Corp.” We have decided to change our name because we may change the course of our business, but presently do not have any agreement or commitment from any party to do so.

Effective Date

Under Rule 14c-2, promulgated pursuant to the Exchange Act, the name change shall be effective twenty (20) days after this Information Statement is mailed to stockholders of FairWind Energy. We anticipate the effective date to be on or about July 16, 2019.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Copies of these documents can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C., 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.

STATEMENT OF ADDITIONAL INFORMATION

FairWind Energy’s Annual Report on Form 10-K for the year ended August 31, 2018, and filed with the SEC on November 13, 2018; Current Report on Form 8-K, filed with the SEC on November 16, 2018, Current Report on Form 8-K, filed with the SEC on December 10, 2018, Quarterly Report on Form 10-Q for the quarter ended November 30, 2018, and filed with the SEC on January 22, 2019; Quarterly Report on Form 10-Q for the quarter ended February 28, 2019, and filed with the SEC on March 27, 2019; Current Report on Form 8-K, filed with the SEC on June 11, 2019, have been incorporated herein by this reference, and the section titled, Description of Securities, in Registration Statement on Form S-1, as amended, and filed with the SEC on April 1, 2014.

FairWind Energy undertakes to mail to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

COMPANY CONTACT INFORMATION

All inquiries regarding FairWind Energy should be addressed to Robert Whalen, Secretary, at FairWind Energy’s principal executive offices, at: FairWind Energy, Inc., 32932 Pacific Coast Highway, #14-254, Dana Point, California 92629. Mr. Whalen may also be reached by telephone at (949) 933-5411.

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